PROMISSORY NOTE

$50,000.00

     March 01, 2016

PROMISE TO PAY.  DD’s Deluxe Rod Holder, Inc., a Nevada corporation (the “Borrower”) promises to pay to Crest Business Solutions, LLC, a Washington limited liability company (the “Lender”), or order, in lawful money of the United States of America, the principal amount up to FIFTY THOUSAND AND No/100 DOLLARS ($50,000.00) (the “Original Loan Amount”) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance.  Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT.  Borrower will pay this loan in one payment of all outstanding principal plus all accrued and unpaid interest on February 28, 2017 (the “Original Maturity Date”) unless Borrower exercises its option to extend this Note, in which case the Note shall be due and payable on February 28, 2018.  Borrower must give Lender written notice, no later than thirty (30) days prior to the Original Maturity Date, of its intention to extend the term of this Note as provided herein.  Borrower shall not be required to pay regular monthly payments of accrued interest due.  Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to any late charges; then to principal and then to any unpaid collection costs.  The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  Borrower will pay Lender at Lender’s address or at such other place as Lender may designate in writing.

INTEREST RATE.  The interest rate on this Note shall be fixed at 5% per annum for the entire term of the Note.

PREPAYMENT.  Borrower may prepay this Note in part or whole without the prior consent of Lender and without penalty.

LATE CHARGE.  If a payment is 15 days or more late, Borrower will be charged a late fee of One Hundred Dollars ($100.00) or 5.000%, of the unpaid portion of the regularly scheduled payment, whichever is greater.

INTEREST AFTER DEFAULT.  Upon default, including failure to pay upon maturity or upon demand by Lender as permitted under this Note, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate).  Upon default, Lender, at its option, may, if permitted under applicable law, increase the interest rate on this Note to 12% per annum.  The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT.  Each of the following shall constitute a default (an “Event of Default”) under this Note:

Payment Default.  Borrower fails to make any payment when due under this Note.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties.  Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any Borrower’s ability to repay this Note or perform Borrower’s obligations under this Note or any of the related documents.

PROMISSORY NOTE

Death or Insolvency.  The dissolution of Borrower (regardless of whether election to continue is made), or any other termination of Borrower’s existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any Property securing the Loan.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Adverse Change.  A material adverse change occurs in Borrower’s financial condition, or Lender reasonably believes the prospect of payment or performance of this Note is materially impaired.

Cure Provisions.  If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS.  Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.  Lender may hire or pay someone else to help collect this Note if Borrower does not pay.  Borrower will pay Lender that amount.  This includes, subject to any limits under applicable law, Lender’s attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals.  If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.  Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.  This Note will be governed by the law of the State of Washington without regard to its conflicts of law provisions.  This Note has been accepted in the State of Washington.

CHOICE OF VENUE.  If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the courts of Spokane County, Washington.

COLLATERAL.  Borrower and Lender each acknowledge this Note is unsecured.

LINE OF CREDIT.  This Note evidences a revolving line of credit.  Borrower may make one or more requests, at any time during the Term, for Advances under this Note so long as the principal amount outstanding under this Note does not exceed the Original Loan Amount.  Advances under this Note may be requested either orally or in writing by Borrower or as provided in this paragraph.  Lender will have no obligation to advance funds under this Note if: (A) Borrower is in default under the terms of this Note or any agreement that Borrower has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower ceases doing business or is insolvent; (C) Lender in good faith reasonably believes itself insecure.  Lender agrees to tender Advances within three (3) businesses days of receiving a request by Borrower.

PROMISSORY NOTE

NOTICE OF FINAL AGREEMENT.  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

SUCCESSOR INTERESTS.  The terms of this Note shall be binding upon Borrower, and upon Borrower’s heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS.  Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them.  Borrower waives presentment, demand for payment, and notice of dishonor.  Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this Loan or release any party or collateral; or impair, fail to realize upon or perfect Lender’s security interest in the Property; and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties also agree that Lender may modify this Loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this Note are joint and several.  Any capitalized terms not defined herein shall have the same meaning as set forth in the Loan Agreement.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE.  BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

DD’S DELUXE ROD HOLDER, INC.

BY: _____________________________

        Desmond Deschambeault, President

PROMISSORY NOTE

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